Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Real Estate Fund
Brookfield Global Listed Infrastructure Fund
Brookfield Real Assets Securities Fund
(each, a "Fund," and together, the "Funds")

Supplement dated March 29, 2021 to each Fund's
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated April 29, 2020, as supplemented and amended to date

Consolidation of Class I and Class Y Shares

On March 25, 2021, the Board of Trustees of Brookfield Investment Funds (the "Trust"), on behalf of each Fund, approved a proposal to close each Fund's current I Share class (the "Legacy Class I Shares") to new investors and existing shareholders. Following the close of business on April 30, 2021 (the "Effective Date"), shareholders holding the Legacy Class I Shares will have their shares automatically converted (the "Conversion") into each Fund's current Y Share class (the "Legacy Class Y Shares") of the same Fund. Upon the Conversion, each Fund's Legacy Class Y Shares will be renamed "Class I Shares" (the "New Class I Shares"). To facilitate the Conversion, effective as of the close of business on March 31, 2021, each Fund's Legacy Class I Shares will be closed to purchases from new investors and existing shareholders. "Closed to purchases from new investors and existing shareholders" means that neither new investors, nor existing shareholders may purchase any additional or new shares of such class. As a result, following the close of business on March 31, 2021 through the Effective Date, any purchase order received by a Fund for the Legacy Class I Shares, will be deemed to be a purchase order for the Legacy Class Y Shares of the same Fund, after which any such purchase orders will be deemed to be a purchase order for the New Class I Shares of the Fund.

The Conversion will not be subject to any sales charge, fee, or other charge, and will be based on the relative net asset values of the Legacy Class I and Legacy Class Y Shares. In addition, the Conversion will not constitute a taxable transaction for federal income tax purposes. The Internal Revenue Service (the "IRS") currently takes the position that such conversions are not taxable. Should the IRS change its position, the Conversion may be suspended.

The Conversion will also have no effect on existing shareholders' ability to redeem shares of the Funds, as described in each Fund's Summary Prospectus, Prospectus or SAI, as applicable. Unless otherwise described herein, the Funds' existing policies regarding a conversion or exchange of shares between classes remains unchanged.

If you have any questions regarding the Conversion, please contact the Funds (toll free) at 1-855-244-4859.

Capitalized terms used herein but not defined shall have the meanings assigned to them in each Fund's Summary Prospectus, Prospectus or SAI.

Please retain this Supplement for reference.